SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2014

  iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
000-51598		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

    On April 7, 2014, iRobot Corporation (the “Company”) and Computershare Trust Company, Inc. (the “Rights Agent”) entered into an Amendment and Termination of Shareholder Rights Agreement (the “Amendment”) with respect to the Shareholder Rights Agreement dated as of November 15, 2005 by and between the Company and the Rights Agent (the “Rights Agreement”). The Rights Agreement is described under the heading “Description of Capital Stock” in the Company’s Registration Statement on Form S-1, as amended (File No. 333-126907), and such description is incorporated herein by reference.

The Amendment changes the definition of “Final Expiration Date” in the Rights Agreement from November 15, 2015 to April 10, 2014, such that, as of 5:00 p.m. Eastern time on April 10, 2014, the rights to purchase Series A-1 Junior Participating Cumulative Preferred Stock (the “Series A-1 Preferred Stock”) issued pursuant to the Rights Agreement (the “Rights”) expired and are no longer outstanding and the Rights Agreement terminated. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02     Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03     Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

After the expiration of the Rights and termination of the Rights Agreement, on April 10, 2014 the Company filed with the Delaware Secretary of State a Certificate of Elimination of Series A-1 Junior Participating Cumulative Preferred Stock (the “Certificate of Elimination”), which returned the shares that were designated as Series A-1 Preferred Stock to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series or rights, preferences, privileges or limitations. The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is set forth as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the second paragraph of Item 3.03 above is incorporated by reference into this Item 5.03.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

4.1	Amendment and Termination of Shareholder Rights Agreement between iRobot Corporation and Computershare Trust Company, Inc. dated as of April 7, 2014

4.2	Certificate of Elimination of Series A-1 Junior Participating Cumulative Preferred Stock, dated April 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

April 10, 2014	By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number    Description

4.1	Amendment and Termination of Shareholder Rights Agreement between iRobot Corporation and Computershare Trust Company, Inc. dated as of April 7, 2014

4.2	Certificate of Elimination of Series A-1 Junior Participating Cumulative Preferred Stock, dated April 7, 2014